Exhibit 99.1

2013 Second-Quarter September 2013 Non-deal Roadshow Materials

Disclaimers Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented herein is not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. A number of important factors could cause actual events to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our filings with the U.S. Securities & Exchange Commission’s (the “SEC”), including our Registration Statement on Form S-1, as amended (File No. 333-187872), which can be found at the SEC’s website www.sec.gov. Any forward-looking information presented herein is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. Non-GAAP Financial Measures HD Supply supplements its reporting of net income (loss) with non-GAAP measurements, including Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share. This supplemental information should not be considered in isolation or as a substitute for the GAAP measurements. Additional information regarding Adjusted EBITDA, Adjusted net income (loss) and Adjusted net income (loss) per share referred to in this presentation is included at the end of this presentation under “Reconciliation of Non-GAAP Measures.” No reconciliation of the forecasted ranges for Adjusted EBITDA to Net income (loss) for the second half of fiscal 2013 and for the full fiscal 2013 is included in this presentation because we are unable to quantify certain amounts that would be required to be included in the GAAP measure without unreasonable efforts and we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Investment Themes Leading Industrial Distributor in MRO, Infrastructure and Construction Trusted Local Execution, Market and Product Knowledge, Customer Relationships Based on Reliability of Service, and Supplier Alignment Based on Performance #1 Positions with ~7% Share in Estimated ~$110 Billion Fragmented Market MRO, Infrastructure and Construction End Market Exposure with Sequential, Overlapping Growth Strategic High Return Growth Investments Which We Believe Will Deliver Growth in Excess of Estimated Market Growth Focused on Getting Better and Faster Through Team Work, Process Excellence and Trusted Relationships

2Q’13 Performance Highlights +10% Sales and +14% EBITDA Growth VPY $2.3B Sales, $218M Adjusted EBITDA Sales Growth in Excess of Estimated Market Growth in all Primary Business Units: Facilities Maintenance +12% Waterworks +14% Power Solutions +4% White Cap +9% End Market and Weather Impact Growth in Excess of Estimated Market Growth

1H’13 and Guidance Net Sales Adj. EBITDA ($ in millions) 1H’13 6 Mos. Ended 8/4 2H’13 Implied $4,325M $8,750M $8,550M 1 Adjusted for 53rd Week and Impact of CB Extension 2 Adjusted for the Impact of Acquisitions Note: Totals may not foot due to rounding FY’13 Guidance $382M $775M $755M 2H’13 Implied $4,425M $4,225M $393M $373M VPY, Reported 11% 2% - 7% 18% 6% - 9% 4% - 10% 11% - 13% 9 – 12% Implied 2H’13 Sales Growth Versus Prior Year VPY, Adj. Organic1,2 9% 17% 6% - 11% 8% - 11% 16% - 23% 17% - 19% Acquisitions -2 Pts -5 Pts -1 Pt -1 Pt -1 Pt -3 Pts Crown Bolt 0 Pts +4 Pts +1 Pt +1 Pt +10 Pts +7 Pts 53rd Week -- -- +4 Pts +2 Pts +4 Pts +2 Pts VPY, Adjusted1 11% 22% 7% - 12% 9% - 12% 17% - 24% 20% - 23% 1H’13 6 Mos. Ended 8/4 FY’13 Guidance

Estimated Market Outlook Framework Subscription-based Third-Party Forecast Data Supplier Communication and Intelligence Peer Performance and Disclosure HD Supply Business Unit Field-Level Intelligence Multiple Inputs to Estimate End Market Outlook 1. 2. 3. 4.

# Market Estimates Commentary

HD SUPPLY

(Approximate End Market Exposure[2])

FY '13 End Market Expectations[1]

| Primary End Market | HD Supply Facilities Maintenance | HD Supply Waterworks | HD Supply Power Solutions | HD Supply White Cap | During 1Q '13 (May) | Current | Change vs. May |
|---|---|---|---|---|---|---|---|
| Residential | | ✓ (~25%) | ✓ | ✓ (~25%) | +20% to 25% | +20% to 25% | None |
| Non-Residential | | ✓ (~25%) | ✓ (~20%) | ✓ (~75%) | +6% | Flat | -6% |
| Infrastructure & Other | | ✓ | ✓ | | | | |
| Municipal | | ✓ (~50%) | | | +4% | Flat | -4% |
| Power | | | ✓ (~80%) | | +2% | Flat | -2% |
| MRO | ✓ (~100%) | | | | +1% to +3% | +1% to +3% | None |

[1] Management Estimate of Full Year 2013 Based on 3rd Party Data
[2] Management Estimates Based on FY 12 Net Sales

**Delayed Recoveries in Non-Residential Construction and Municipal Spending**

HD SUPPLY

7

FY’13 Guidance Range Assumptions Mid-Point High-End Low-End FY’13 End Markets % VPY Weather FY’13 Guidance Range Assumptions1 No Impact No Impact No Impact Non-Res: Flat Muni: Flat Res: +20% to +25% MRO: +1% to +3% Non-Res: Muni: Res: +20% to +25% MRO: +1% to +3% Non-Res: Muni: Res: +20% to +25% MRO: +1% to +3% Non-Residential and Municipal End Market Assumptions Drive Guidance Ranges Growth Initiatives On Track On Track On Track 1 Management Estimates

Q2’13 Monthly Sales Performance HD Supply Average Daily Sales Growth VPY Q1’13 Q2’13 May June July 12.6% 10.5% 9.5% 8.9% 12.9% 13.4% 11.3% 13.1% 12.2% 4.4% 13.0% 14.1% 2.5% 9.3% 15.7% 3.8% 11.7% 14.0% 3.6% 10% Q2’13 HDS Average Daily Sales Growth 16.5% 10.6% 9.9% 7.3% 9.4% ’13 Selling Days 65 19 20 24 63 9.6% ’12 Selling Days 65 20 19 24 63

Concluding Remarks Growth in Excess of Estimated Market Growth Double-Digit Sales and EBITDA Growth Delays in Non-Residential Construction and Municipal Spending Recovery Well-Positioned in Large, Fragmented Markets Intensely Focused on Controllable Execution Investing for Growth with High Return Growth Initiatives In Early Innings of Full Potential Getting Better and Faster Strong Q2 Performance

Appendix

FY’13 Sales Outlook VPY $8,035M Sales for FY’12 2012 “Non-Recurring” Items Need to be Considered for Year-Over-Year Comparisons 53rd Week $148M Favorable Impact in Q4’12 Crown Bolt Contract Adjustment $21M, or ~$5M per ’12 Quarter, Favorable Impact from Pricing Adjustment $19M Favorable Impact in Q4’12 Associated with Elimination of Shortfall Payment $7,847M Sales for FY’12 After Considering “Non-Recurring” Items FY’13 Sales Outlook Range of $8,550M to $8,750M 9% - 12% Growth VPY $8,035M FY’12 (148) (19) (21) $7,847M 53rd Wk CB Ext Shortfall G’tee CB Ext Price Q4’12 Only Pro Rata Quarterly FY’12 Adj.1 FY’13 Guidance $8,750M $8,550M +9% +12% ($ in millions) Net Sales 1 FY’12 Sales Adjusted for 53rd Week and Impact of CB Extension 9% - 12% Growth Versus Prior Year

FY’13 Adj. EBITDA Outlook VPY $683M Adj. EBITDA for FY’12 2012 “Non-Recurring” Items Need to be Considered for Year-Over-Year Comparisons 53rd Week $14M Favorable Impact in Q4’12 Crown Bolt Contract Adjustment $21M, or ~$5M per ’12 Quarter, Favorable Impact from Pricing Adjustment $19M Favorable Impact in Q4’12 Associated with Elimination of Shortfall Payment $629M Adjusted EBITDA for FY’12, After Considering “Non-Recurring” Items FY’13 Adjusted EBITDA Outlook Range of $755M to $775M 20% - 23% Growth VPY $683M FY’12 (14) (19) (21) 53rd Wk CB Ext Shortfall G’tee CB Ext Price Q4’12 Only Pro Rata Quarterly FY’12 Adj.1 FY’13 Guidance $775M $755M +20% +23% ($ in millions) Adj. EBITDA 1 FY’12 Sales Adjusted for 53rd Week and Impact of CB Extension 20% - 23% Growth Versus Prior Year $629M

Q2’13 Monthly Sales Performance – Organic HD Supply Organic Average Daily Sales Growth VPY1 Q1’13 Q2’13 May June July 10.8% 8.6% 7.7% 7.8% 9.6% 8.2% 11.3% 9.3% 7.7% 4.4% 9.8% 9.2% 2.5% 8.8% 11.1% 3.8% 9.4% 9.5% 3.6% 8% Q2’13 HDS Organic Average Daily Sales Growth 16.5% 10.6% 9.9% 7.3% 9.4% 8.1% ’13 Selling Days 65 19 20 24 63 ’12 Selling Days 65 20 19 24 63 1 Adjusted for acquisitions and Crown Bolt extension. Previously reported organic growth rates adjusted only for acquisitions (10.4% and 7.8% for Q1’13 and Q2’13, respectively).

# 2013 Income Tax Clarification

HD SUPPLY

($ in millions)

**Cash (IRC)**

- **Canadian** Net Income is Expected to Result in **~$5M** in 2013 Cash Income Tax
- Specific **State Tax** Laws is Expected to Result in **~$3M** in 2013 Cash Income Tax
- U.S. Net loss is Expected to Result in No 2013 U.S. Federal Income Tax
- Future U.S. Net Income is Expected to be Offset by NOLs; AMT will Result in Some Cash Taxes

**Book (GAAP)**

- Includes Cash Income Taxes of ~ **$8M** in 2013
- **Plus** Unrecognized Tax Benefits (FIN 48) **~$9M** in 2013,
- **Plus** Deferred Tax Liability (DTL) **~$46M** in 2013
  - NOLs Create a Finite-lived (20 Year) Deferred Tax Asset (DTA)
  - Amortization of Goodwill Creates an Indefinite-lived Deferred Tax Liability (DTL)
  - Because the Lives of the DTA are Finite, and the DTL are Indefinite, They Do not Offset
  - Because of HDS' History of Net Losses, the DTA is Offset with a Valuation Allowance
  - Thus, Only the DTL is Recorded

**Summary**

| | Actual – First Half | | Guidance-Second Half | | Guidance-Full Year | |
|---|---|---|---|---|---|---|
| | Q1'13 | Q2'13 | H2'13 Low | H2'13 High | FY'13 Low | FY'13 High |
| **Net income (loss)** | ($131) | ($72) | $1 | $21 | ($202) | ($182) |
| **Cash income taxes** | ($2) | ($3) | ($3) | ($3) | ($8) | ($8) |
| **Book income taxes** | $43 | $12 | $8 | $8 | $63 | $63 |

Tax Estimates

HD SUPPLY

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Reconciliation to Non-GAAP Measures: Adjusted EBITDA Reconciliation to GAAP Net income (loss) $ (72) $(56) $ (203) $(416) Less income (loss) from discontinued operations, net of tax – – – 16 Income (loss) from continuing operations (72) (56) (203) (432) Interest expense, net 144 158 291 324 Provision (benefit) from income taxes 12 1 55 34 Depreciation and amortization (i) 62 84 122 167 Loss on extinguishment & modification of debt (ii) 46 – 87 220 Stock -based compensation (iii) 5 5 8 10 Management fee & related expenses paid to Equity Sponsors (iv) 1 2 2 3 Costs related to the initial public offering (v) 20 – 20 – Other – (2) – (1) Adjusted EBITDA $ 218 $ 192 $ 382 $ 325 Three Months Ended Six Months Ended August 4, 2013 July 29, 2012 August 4, 2013 July 29, 2012 (i) Depreciation and amortization includes amounts recorded within Cost of sales in the Consolidated Statements of Operations. (ii) Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modification. (iii) Represents the non-cash costs for stock-based compensation. (iv) The Company entered into consulting agreements with the Equity Sponsors whereby the Company paid the Equity Sponsors a $5 million annual aggregate management fee and related expenses. These consulting agreements were terminated in conjunction with the Company’s initial public offering in the second quarter of fiscal 2013. (v) Represents the costs expensed in connection with the initial public offering, including approximately $18 million paid to the Equity Sponsors for termination of the consulting agreements. (vi) Represents the non-cash impairment charge of goodwill and an intangible asset recognized in accordance with Accounting Standards Codification 350, Intangibles – Goodwill and Other. ($ in millions) $(1,179) 20 (1,199) 658 3 339 709 16 5 – $ 683 Full Year Fiscal 2012 Goodwill and other intangible asset impairment (vi) – – 152 – – –

Reconciliation to Non-GAAP Measures: Adjusted Net Income Reconciliation to GAAP Plus: Provision (benefit) from income taxes 12 1 55 34 Plus: Amortization of acquisition-related intangible assets (other than software) 33 60 67 120 Plus: Loss on extinguishment & modification of debt (i) 46 – 87 220 Plus: Costs related to the initial public offering (ii) 20 – 20 – Adjusted net income (loss) $ 36 $ 3 $ 21 $ (60) Less: Cash income taxes (3) (2) (5) (2) (i) Represents the loss on extinguishment of debt including the premium paid to repurchase or call the debt as well as the write-off of unamortized deferred financing costs and other assets or liabilities associated with such debt. Also includes the costs of debt modifications. (ii) Represents the costs expensed in connection with the initial public offering, including approximately $18 million paid to the Equity Sponsors for termination of consulting agreements. (iii) Represents the non-cash impairment charge of goodwill and an intangible asset recognized in accordance with Accounting Standards Codification 350, Intangibles – Goodwill and Other. ($ in millions, except per share amounts) Net income (loss) $ (72) $(56) $ (203) $(416) Less income (loss) from discontinued operations, net of tax – – – 16 Income (loss) from continuing operations (72) (56) (203) (432) Three Months Ended Six Months Ended August 4, 2013 July 29, 2012 August 4, 2013 July 29, 2012 $(1,179) 20 (1,199) Full Year Fiscal 2012 3 (1) 243 709 – Plus: Goodwill & other intangible asset impairment (ii) – – 113 – – $ (132) Weighted average common shares outstanding – diluted (in thousands) 134,094 130,555 130,561 157,751 146,216 Adjusted net income (loss) per share – diluted $ 0.23 $ 0.02 $ 0.14 $ (0.46) $ (1.01)